MARKETVEST GROUP OF FUNDS

MARKETVEST EQUITY FUND
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
MARKETVEST SHORT-TERM BOND FUND
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND

(PORTFOLIOS OF MARKETVEST FUNDS, INC. AND MARKETVEST FUNDS)

SUPPLEMENT TO COMBINED PROSPECTUS DATED JANUARY 5, 1996
1.Please delete the last sentence of the sub-section entitled "Risk Factors,"
  which begins on page 1 of the prospectus, and replace it with the following:
     "These risks and those associated with investing in mortgage-backed securities, when-issued securities, options, variable rate securities, and securities which may be considered to be "derivatives" are described under the sections "Investment Objective and Policies of Each Fund," "Portfolio Investments and Strategies," and "Derivative Contracts and Securities."
2. On page 23 of the prospectus, please delete the first sentence of the section entitled "PURCHASES AT NET ASSET VALUE." and replace with the following:
     "Shares of the Funds may be purchased at net asset value, without a sales charge, by the Trust and Financial Services Division of Dauphin Deposit and their affiliates for accounts which the Trust and Financial Services Division serves in the capacity of Trustee, Guardian, Attorney-in-fact, Executor, Administrator, Investment Manager, Investment Advisor, Managing Agent, or Custodian under the Uniform Gifts to Minors Act, by trust companies, by trust departments of other financial institutions, and by banks and savings and loans (savings associations) for their own accounts."
3. On page 25 of the prospectus, please insert the following after the section entitled "Systematic Investment Program" and add the title "Exchanging Securities for Fund Shares" to the Table of Contents on page I of the prospectus.
     "EXCHANGING SECURITIES FOR FUND SHARES
     The Funds may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.
     Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.
     Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.
     Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities."
4.On page 35 of the prospectus, please revise the since inception average annual total return (reflecting load) for the Employee Benefit Short-Term Fixed Income Fund (Marketvest Short-Term Bond Fund) to 7.08%. In addition, please revise the since inception average annual total return (without
  load) for the Employee Benefit        Short-Term Fixed Income Fund
  (Marketvest Short-Term Bond      RE   Fund) to 7.38%.

                                                            February 15, 1996






















   EDGEWOOD SERVICES, INC.

   Distributor
   A subsidiary of FEDERATED INVESTORS
   Federated Investors Tower
   PITTSBURGH, PA  15222-3779
   CUSIP 57061E105
   CUSIP 57061E204
   CUSIP 57061E303
   CUSIP 57061D107